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                                                                      Exhibit 1

                                    AGREEMENT


         Pursuant to rule 13d-1(k)(1) under the securities exchange Act of 1934, as amended, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of the shares of Common stock of Chastain Capital Corp.

         EXECUTED as a sealed instrument this 24th day of June, 1999.


                                     K Capital I, L.P.

                                     By:  /s/Thomas Knott
                                          -------------------------------------
                                           K Capital Partners, LLC, General
                                           Partner by: Harwich Capital
                                           Partners LLC, its Managing
                                           Members, by Thomas Knott, its
                                           Managing Member


                                     K Capital II, L.P.

                                     By  /s/Thomas Knott
                                         --------------------------------------
                                           K Capital Partners, LLC, General
                                           Partner by: Harwich Capital
                                           Partners LLC, its Managing
                                           Members, by Thomas Knott, its
                                           Managing Member


                                     K Capital Partners, LLC

                                     By:  /s/Thomas Knott
                                          -------------------------------------
                                           Harwich Capital Partners, LLC
                                           by Thomas Knott, its
                                            Managing Member


                                     Harwich Capital Partners, LLC

                                     By:  /s/Thomas Knott
                                          -------------------------------------
                                           Thomas Knott, its
                                            Managing Member

                                     /s/Thomas Knott
                                     ------------------------------------------
                                     Thomas Knott


                                     /s/Abner Kurtin
                                     ------------------------------------------
                                     Abner Kurtin